OCEAN RIDGE CAPITAL ADVISORS, LLC 56 Harrison Street Suite 203A New Rochelle, NY 10801 (914) 235-1075 (914) 931-5287 Fax Bradley E. Scher Managing Member As of June 18, 2026 PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. c/o Stambaugh Law, LLP 5306 Six Forks Rd Suite 107 Raleigh, NC 27609 Attn: Christopher Stambaugh, Esq. chris@stambaughlawfirm.com RE: Appointment as President, Chief Executive Officer, Chairman of the Board & Director Dear Chris: I look forward to working with you as the President, Chief Executive Officer, Chairman of the Board and Director of Pacific Oak Strategic Opportunity REIT, Inc. ("REIT” or "Company"). Pursuant to this Agreement, the Company has requested Ocean Ridge Capital Advisors, LLC (“Ocean Ridge”) provide Bradley Scher (“Scher”), its Managing Member, as the President, Chief Executive Officer, Chairman of the Board and Director of the Company. As the Chairman of the Board and Director, Scher will serve on the Board of Directors, and perform such duties as are routinely required of directors of public companies. In addition, as the Director, Scher will be responsible for the review, recommendation and approval of all actions which are put to a vote of the Board of Directors of the Company and such other items which may be reasonably required of a Director. In addition, as President and Chief Executive Officer of REIT, Scher will perform such duties as are routinely required of President and Chief Executive Officers of similarly situated companies as REIT. As of the Effective Date (June 18, 2026), Ocean Ridge will be compensated by the Company at a rate of twelve-thousand, five hundred dollars ($12,500) per month1, payable quarterly in advance on the first day of July, October, January and April, or upon the next business day if such day is a legal holiday in which banks are closed in the United States (the "Compensation"), without need of any invoice. The initial payment will represent payment for the twelve-day period from the Effective Date through June 30, 2026, and will be equal to five thousand dollars ($5,000.00) and will be paid immediately upon execution of this Agreement. In addition to the Compensation, the Company shall pay directly or promptly reimburse the Ocean Ridge for all reasonable out-of-pocket expenses incurred in connection with this Agreement including, but not limited to, travel, lodging, meals, car rental, postage, telephone and facsimile charges of Ocean Ridge and Scher incurred in the course of his responsibilities under this Agreement (collectively, “Business Expenses”). In addition, Company shall promptly reimburse Ocean Ridge and Scher for all costs and expenses incurred by the either (including reasonable attorney's fees and expenses) in connection with enforcing his respective rights under this Agreement (together with the Business Expenses, collectively, the "Expenses"). All domestic air travel shall be in coach class and all international air travel shall be in business class. Ocean Ridge shall periodically provide Company with a report of Expenses (the "Expense Report"). All payments required to be paid on behalf of the services rendered by Ocean Ridge and Scher, pursuant to this Agreement, shall be made payable to Ocean Ridge. 1 The monthly amount of $12,500.00 shall be allocated $5,000.00 for services as President and Chief Executive Officer of the Company, and $7,500.00 for services as Chairman of the Board and Director of the Company Pacific Oak Strategic Opportunity REIT, Inc. Page 2 of 5 Appointment as President, Chief Executive Officer, Chairman of the Board and Director Ocean Ridge and Scher will determine, from time to time, the time required to perform the tasks which he has been engaged to perform for Company. The performance of these tasks may be performed at the offices of the Company, at the office of the Ocean Ridge, or at a location of Ocean Ridge’s choosing from time to time, all as may be determined as appropriate by Ocean Ridge. If applicable, neither Scher nor Ocean Ridge will be obligated to make application to any Court for the payment of Compensation or Expenses. Ocean Ridge and Scher will at all times be engaged as an independent contractor for all purposes under this Agreement. As such, Company will not deduct or withhold any federal, state or local income taxes from the compensation set forth above, and, on or before January 31st of each year during the term of this Agreement and on or before January 31st of the year following the termination of this Agreement, Company shall issue to Ocean Ridge a Form 1099 in connection with the fees paid during the previous year. The parties intend that an independent contractor relationship will be created by this Agreement. As an independent contractor, Ocean Ridge and Scher will have complete and exclusive charge of the management and operation of his business, including hiring and paying the wages and other compensation of all his employees and agents, and paying all bills, expenses and other charges incurred or payable with respect to the operation of his business. As an independent contractor, Scher will not be entitled to receive from Company any vacation pay, sick leave, retirement, pension, or social security benefits, workers' compensation, disability, unemployment insurance benefits, or any other employee benefits. Scher will be responsible for all his employment, withholding, income and other taxes incurred in connection with the conduct of his business. Except as required by law or as contemplated or otherwise in connection with this Agreement, Scher agrees that he will not disclose to any other person or entity, or use for any purpose other than as contemplated herein, any information pertaining to Company or any affiliate thereof which is either non-public, confidential or proprietary in nature ("Information") that Scher obtains or is given access to during the performance of his services hereunder. For purposes of this Agreement, Information includes data, plans, reports, schedules, drawings, accounts, records, calculations, specifications, flow sheets, computer programs, source or object codes, results, models or any work product relating to the business of Company, its subsidiaries, distributors, affiliates, vendors, customers, employees, contractors and consultants, but does not include such materials that (a) are or become generally available to the public other than as a result of a disclosure by Ocean Ridge or Scher, (b) become available to Ocean Ridge or Scher on a non-confidential basis from a source that is not prohibited from disclosing such Information to Scher by a legal, contractual or fiduciary obligation to any person, or, (c) are generated independently by the Scher without the use of any other Information. The provisions of this paragraph shall survive the termination of this Agreement for a period of one year. Notwithstanding the foregoing, the Ocean Ridge and Scher may make disclosures of Information to third parties in connection with the performance of his obligations and assignments hereunder. In addition, Ocean Ridge and Scher will have the right to disclose to others in the normal course of his business his relationship with Company, but not any Information except as expressly set forth herein. Company acknowledges that all advice (written or oral) given by Ocean Ridge and Scher to Company in connection with the engagement is intended solely for the benefit and use of the Company (limited to its management and its Board of Directors) in considering the matters to which it relates. Company agrees that no such advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time in any manner or for any purpose other than accomplishing the tasks and programs referred to herein or in discussion with Company's auditors, lenders, debt holders and other creditors and stakeholders without Scher’s prior written approval (which shall not be unreasonably withheld), except as required by law. This engagement shall not constitute an audit, review or compilation, or any other type of financial statement reporting or consulting engagement that is subject to the rules of the AICPA, the SSCS, or other state and national professional bodies. Company confirms that Scher is neither an independent certified public accountant nor a lawyer admitted to practice law in any locale, and therefore acknowledges that Scher cannot make any accounting or legal representations upon which Company can rely. Company has retained both accounting and legal professionals to advise them on such matters. Pacific Oak Strategic Opportunity REIT, Inc. Page 3 of 5 Appointment as President, Chief Executive Officer, Chairman of the Board and Director To the extent permitted by law, Company hereby agrees to defend, indemnify and hold harmless the Scher and Ocean Ridge (individually and collectively, "Indemnified Party"), and promptly reimburse the Indemnified Party for any and all losses, deficiencies, claims, actions, liabilities, damages, assessments, fines, judgments, costs and expenses, including reasonable attorneys' fees and expenses (both those incurred in connection with the defense or prosecution of the indemnifiable claim and those incurred in connection with the enforcement of this provision ("Damages") directly or indirectly caused by, based upon, resulting from or arising out of this Agreement and/or the services provided to the Company by Scher, except if it is finally determined that such Damages resulted from Scher’s fraud, gross negligence or willful misconduct. In no event shall Ocean Ridge or Scher be liable for damages, costs, fees or expenses in excess of an amount equal to the aggregate compensation he receives during the course of this Agreement. Promptly after receipt by Indemnified Party of notice of the commencement of any claim, action or other proceeding against it, Indemnified Party will, if a claim in respect thereof is to be made against Company, deliver to Company a written notice of the commencement thereof (but any omission to so notify Company will not relieve Company of any liability hereunder unless and only to the extent that Company is materially prejudiced directly as a result of such failure) and Company shall have the right to participate in, and, to the extent Company so desires, to assume the defense thereof with counsel selected by Company and consented to by Indemnified Party (which consent shall not be unreasonably denied); provided, however, that Indemnified Party shall have the right to retain his own separate counsel, with the reasonable fees and expenses to be paid by Company, if (a) Indemnified Party shall have reasonably concluded that a conflict of interest may arise between the position of the Indemnified Party and Company in conducting the defense of any such action, claim or other proceeding or that there may be legal defenses available to Indemnified Party which are different from or additional to those available to Company, or (b) Company shall have failed to employ counsel reasonably satisfactory to Indemnified Party within a reasonable time after notice of commencement of the action, claim or proceeding. Notwithstanding the foregoing, Company shall not have the right to assume such defense of any third-party claim in the event, (i) such claim potentially relates to criminal liability, regulatory sanctions or injunctive relief against Indemnified Party, or (ii) Company fails to diligently defend or prosecute such claim. All indemnity provisions herein shall survive indefinitely the termination of the Ocean Ridge and Scher as a member of the Board of Directors and as Chief Executive Officer of the Company. Company agrees that Ocean Ridge and Scher shall have no liability for any actions taken or not taken by the Scher in connection with any duties or performance contemplated hereunder other than in instances where it is finally determined such liability arose out of the fraud, gross negligence or willful misconduct of Scher. Company, or, as appropriate, its members or stockholders, hereby represents and warrants to Ocean Ridge and Scher that it has taken all necessary corporate and other action to approve the appointment of Scher to serve in the capacities set forth herein and contemplated hereby, and to execute and deliver this Agreement and perform all of their obligations hereunder and that they do not require any further actions or any consent of any other person or entity in connection with any of the foregoing. The Company hereby represents and warrants to Ocean Ridge and Scher, that it has, or immediately upon execution of this Agreement, will include Scher as a beneficiary under its D&O insurance policies (“Policy”), and any other insurance policies that would typically cover directors. In addition, the Company represents and warrants that it will secure either a new Policy or renewal of the existing Policy and will at all times during the pendency of this Agreement, maintain such Policy in good standing. The Company will always maintain a Side A policy for the benefit of Scher during the term of this Agreement. Upon termination of Ocean Ridge and Scher, Company shall pay Ocean Ridge (a) all fees due and payable to under this Agreement, in cash, plus (b) any Expenses incurred by Ocean Ridge and Scher in the performance of services hereunder which have not been previously paid directly or reimbursed by Company, which shall be paid in full within five (5) business days of the effective date of such termination. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be performed entirely therein and without regard to choice of law or principles thereof. Any controversy arising out of, or relating to, this Agreement or any modification or extension thereof shall be settled by arbitration before an arbitrator (or, if applicable as explained below, arbitrators) in the County of New York, State of New York in accordance with the then pertaining American Arbitration Association's rules for resolution of commercial disputes as modified herein. Such decision shall be final and binding upon the parties hereto. Pacific Oak Strategic Opportunity REIT, Inc. Page 4 of 5 Appointment as President, Chief Executive Officer, Chairman of the Board and Director A demand for arbitration cannot be filed unless the parties fail to agree on a mutually satisfactory resolution of the dispute after thirty (30) days. The parties shall attempt for two weeks to agree on a single arbitrator. If that effort shall fail, each party shall appoint one arbitrator. The two arbitrators chosen shall attempt for two weeks to select a third. If they are unable to agree, the American Arbitration Association in the County of New York, State of New York shall choose the third. The decision of the arbitrator(s) shall be final, binding and non-appealable. The parties consent to the jurisdiction of the state and federal courts located in the State of New York for all purposes in connection with arbitration, including the entry of judgment on any award; and consent that any process, notice of motion or other application to said courts, and any papers in connection with arbitration, may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. I confirm that neither Ocean Ridge nor Scher have any financial interest or business connection with the Company other than as contemplated by this Agreement, and I know of no fact or situation that would represent a conflict of interest for Scher or Ocean Ridge with regard to Company. Nothing contained in this Agreement will prevent or limit Ocean Ridge or Scher from working for other clients during the term of this Agreement, provided that such clients do not compete directly with the business of the Company. If any portion of this Agreement shall be determined to be invalid or unenforceable, we each agree that the remainder shall be valid and enforceable to the maximum extent possible consistent with the purpose of this Agreement. This Agreement contains the entire understanding of the parties relating to the subject matter hereof and may not be amended or modified in any respect except in writing signed by the parties. Ocean Ridge and Scher will not be responsible for performing any services not specifically described in this Agreement or in a subsequent writing signed by the parties. All notices under this Agreement shall be sufficient if delivered by registered or certified mail, overnight mail or personal service. Any notice shall be deemed to be given only upon actual receipt. *****REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK*****